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                                                                    EXHIBIT 10.5



                          REGISTRATION RIGHTS AGREEMENT


                            DATED AS OF JUNE 29, 2000


                                     between


                            FIELDWORKS, INCORPORATED

                                       and

                             FWRKS ACQUISITION CORP.
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         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated June 29, 2000, between FIELDWORKS, INCORPORATED, a Minnesota corporation (the "Company") and FWRKS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Kontron Embedded Computers AG, a German corporation (the "Purchaser"). This Agreement is made pursuant to the Purchase and Option Agreement of even date herewith, between the Company and the Purchaser (the "Purchase Agreement"). The Company has agreed to provide the Purchaser and any transferees and subsequent purchasers of Registrable Securities (as hereinafter defined) that may be issued, from time to time, those registration rights with respect to the Registrable Securities, set forth in this Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreement.

         The parties hereto agree as follows:

         1.       Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Closing Date" shall have the meaning assigned to such term in the Purchase Agreement.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Common Stock" shall mean the common stock, $.001 par value per share, of the Company.

                  "Demand Registration" shall have the meaning assigned to such term in Section 3 hereof.

                  "Holder" shall mean a Purchaser, or any transferee, who is the record owner of Registrable Securities.

                  "Option" shall mean the common stock purchase option of the Company granted to the Purchaser under Section 1.2 the Purchase Agreement.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

                  "Preferred Stock" shall mean such shares of the Series B Preferred Stock, $.001 par value per share, of the Company and the Series C Preferred Stock, $.001 par value per share, of the Company, that may be acquired by the Purchaser or its assign upon exercise of an option by Industrial Works Holding Co., LLC.
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                  "Prospectus" shall mean the prospectus included in any
         Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

                  "Registrable Securities" shall mean the Securities, but only so long as they remain Restricted Securities.

                  "Registration Expenses" shall have the meaning ascribed thereto in Section 8 hereof.

                  "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

                  "Restricted Securities" shall mean the Securities unless and until, in the case of any such Securities, (i) they have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (ii) they are permitted to be distributed to the public in a single transaction pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) they are otherwise freely transferable without restriction under the Securities Act.

                  "Securities" shall mean (i) any and all shares of Common Stock issued or issuable to Purchaser or its transferees upon exercise of the Warrants, (ii) any and all shares of Common Stock issued or issuable to Purchaser or its transferees upon exercise of the Option, (iii) following the acquisition of such shares of Preferred Stock by the Purchaser or its assign from Industrial Works Holding Co., LLC., any and all shares of Common Stock issued or issuable to Purchaser or its transferees upon conversion of the Preferred Stock, (iv) any shares of Common Stock issued (or issuable upon conversion or exercise of any warrant, right or other security that is issued) pursuant to the exercise of any right granted under sections 6.8 or 8.1 of the Purchase Agreement and (v) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in clauses (i) through (iv) above.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Warrant" shall mean the common stock purchase warrant of the Company issued to the Purchaser as of the date hereof.

         2. Securities Subject to this Agreement. The Securities entitled to the benefits of this Agreement are the Registrable Securities.

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         3. Demand Registration.

         (a) Request for Registration. Subject to the provisions of Section 3(b) hereof and at any time commencing on the Closing Date, one or more Holders owning in the aggregate in excess of 25% of the issued and outstanding Registrable Securities may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of up to all of the Registrable Securities owned by any such Holder (a "Demand Registration"). If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 3 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, a material acquisition or disposition by the Company is being negotiated or has been publicly announced or that such registration statement would have a material detrimental effect on the Company, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any 12 month period. Unless the Company shall elect to defer the Demand Registration as provided in the previous sentence, upon receipt of such Demand Registration request, the Company shall within 20 days after receipt of such request, give written notice (the "Notice") of such request to all other Holders and will include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within 30 days after it gives the Notice to the applicable Holders.

         (b) Number of Registrations. The Holders are entitled to in the aggregate two Demand Registrations regardless of the Person or Persons making demand, provided a request for a second Demand Registration shall not be made prior to six months after the request for the first Demand Registration. If the Company determines that there are material developments that require the filing of a post-effective amendment to the Registration Statement, then each Holder shall refrain from selling any Registrable Securities until the post-effective amendment is declared effective. The Company shall file and attempt to have declared effective such post-effective amendment as soon as possible. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

         (c) Priority on Demand Registrations. If the managing underwriter or underwriters of a Demand Registration (or in the case of a Demand Registration not being underwritten, Holders owning in the aggregate in excess of 50% of the Registrable Securities to be registered in such Demand Registration) advise the Company in writing that in its or their opinion the number of Securities proposed to be sold in such Demand Registration exceeds the number of Securities that can be sold in such offering without an adverse effect on such offering, the Company will include in such registration only the number of securities that, in the opinion of such underwriter or underwriters (or Holders, as the case may be) can be sold, selected pro rata among the Holders that have requested to be included in such Demand Registration; provided, that if any Holder has requested inclusion in such Demand Registration and all Registrable Securities that such Holder has requested to be included in such Demand Registration pursuant to this Section 3 are not so included, such Holder shall be entitled to one additional Demand Registration (an "Additional Registration") hereunder (with all expenses of registration relating to such additional Demand Registration to be

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borne by the Company) on the same terms and conditions as would have applied to such Holders had such earlier Demand Registration not been made.

         (d) Selection of Underwriters and Counsel. If any Demand Registration is an underwritten offering with respect to any issue of Registrable Securities, the Holders of a majority of such Registrable Securities to be included in such Demand Registration will select (i) the investment banker or bankers and manager or managers of nationally recognized standing to administer the offering subject to the consent of the Company, such consent not to be unreasonably withheld, and
(ii) one counsel to the sellers of such Registrable Securities in such offering. The right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting. The Holders of the Registrable Securities to be registered shall pay all underwriting discounts and commissions of such investment banker or bankers and manager or managers. Subject to Section 8 hereof, the Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities incurred in connection with reviewing and otherwise acting in connection with the registration statement relating to such underwritten public offering up to a maximum amount for each Demand Registration of $10,000.

         4.       Piggyback Registration Rights.

         (a) If at any time after the Closing Date (but without obligation to do so), the Company proposes to register any securities under the Securities Act either for its own account or the account of any selling security holders (other than pursuant to (i) Section 3, (ii) a registration statement on Form S-4 or S-8 or any successor or similar forms, (iii) a registration relating solely to a Commission Rule 145 offering, or (iv) a registration on any form that does not permit secondary sales), it will give a Notice to each of the Holders of its intention at least 20 days in advance of the filing of any registration statement with respect thereto. Upon the written request of any of the Holders given within 15 days after receipt of such Notice, the Company, subject to
Section 4(b) below, will use its reasonable best efforts to include in such registration, and in any underwriting involved therein, all the Registrable Securities included in such request.

         (b) Underwritten Offerings.

                  (i) In the case of an underwritten offering of Common Stock by the Company, each Holder shall, with respect to Registrable Securities that such Holder then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to the Common Stock being offered by the Company and the Company shall cause such underwriters to include in any such underwriting all of the Registrable Securities that a Holder then desires to sell; provided, however, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making.

                  (ii) If the managing underwriter with respect to such underwritten offering requests in writing that the number of shares of Registrable Securities to be offered by selling security holders be reduced because in the judgment of the managing underwriter the offering would be materially and adversely affected, then the number of shares of such

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         Registrable Securities shall be reduced by such amount as the managing underwriter may determine in writing so as to not materially and adversely affect the proposed offering, which reduced number of securities shall be included in the offering selected, first, among the Holders and other holders of Common Stock having registration rights on a pari passu basis with the Holders participating in such offering, as nearly as possible pro rata, based on the number of shares of Registrable Securities and Common Stock such Holders and other holders have requested to be included therein, and second, to the extent available, among any other selling security holders.

                  (c) The Holders of a majority of the Securities to be included in such registration will select one counsel to the sellers of such Registrable Securities in such offering. The Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities incurred in connection with reviewing and otherwise acting in connection with the registration statement relating to such offering up to a maximum amount of $10,000 for each exercise of registration rights granted pursuant to this Section 4.

         5.       Form S-3 Registration.

         (a) Request for Registration. At any time after the Closing Date when the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, one or more Holders may make a written request to the Company for registration on Form S-3 under and in accordance with the provisions of the Securities Act of up to all of the Registrable Securities owned by any such Holder (a "Form S-3 Registration"), provided the number of shares requested to be sold would have an aggregate price to the public of at least $500,000. If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this
Section 5 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, a material acquisition or disposition by the Company is being negotiated or has been publicly announced or that such registration statement would have a material detrimental effect on the Company, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any 12 month period. Unless the Company shall elect to defer the Form S-3 Registration as provided in the previous sentence, upon receipt of such Form S-3 Registration request, the Company shall within 15 days after receipt of such request, give written notice (the"Form S-3 Notice") of such request to all other Holders and will include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within 30 days after it gives the Form S-3 Notice to the applicable Holders.

         (b) Number of Form S-3 Registrations. The Holders are entitled to unlimited Form S-3 Registrations; provided, however, the Company shall not be obligated to effect more than two Form S-3 Registrations in any 12 month period.

         (c) Priority on Form S-3 Registrations. If the managing underwriter or underwriters of a Form S-3 Registration (if the Form S-3 Registration is being underwritten) advise the Company in writing that in its or their opinion the number of Securities proposed to be sold in such Form S-3

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Registration exceeds the number of Securities that can be sold in such offering without an adverse effect on such offering, the Company will include in such registration only the number of securities that, in the opinion of such underwriter or underwriters (or Holders, as the case may be) can be sold, selected pro rata among the Holders that have requested to be included in such Form S-3 Registration.

         6. Information. Upon making a request pursuant to Section 3, 4 or 5, the Holder shall specify the number of shares of Registrable Securities to be registered on its behalf and the intended method of disposition thereof; provided, however, upon making a request pursuant to Section 3 or 4, that if the Holders of a majority of the Registrable Securities included in such request for registration specify one particular type of underwritten offering, such method of disposition shall be the type of underwritten offering or a series of such underwritten offerings used in connection with the disposition of the Registrable Securities pursuant to such Registration Statement as the Holders of a majority of the Registrable Securities may elect during the time period the Registration Statement is effective.

         The Company may require the Holders to furnish to the Company such information in writing regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. The Holders agree to supply the Company with such information and to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

         7. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause a registration under the Securities Act as provided in this Agreement, the Company will, at its expense, as expeditiously as practicable:

                  (a) In accordance with the Securities Act and the rules and regulations of the Commission, use reasonable best efforts to prepare and file with the Commission a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) the time that all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement and (ii) 180 days after such Registration Statement has been declared effective; provided, that if for any portion of such 180-day period the Registration Statement is not effective or if Holders are required to refrain from selling Registrable Securities pursuant to Section 3(b), then such 180-day requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s); provided, further, that if such registration has been effected pursuant to Form S-3 (or any successor form) then such period of effectiveness shall be for 12 months after the Registration has been declared effective, and shall prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

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                  (b) Furnish to each Holder participating in such registration
         (each of such Persons being referred to herein as a "Participant" in such registration) such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Participant may reasonably request in order to facilitate the public offering of the Registrable Securities;

                  (c) Use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Participants may reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

                  (d) Notify the Participants in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

                  (e) Notify the Participants in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

                  (f) Prepare and file with the Commission, promptly upon the request of any Participant in such registration, the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus that, in the reasonable opinion of counsel for such Participants, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Securities by such Participants or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

                  (g) Prepare and promptly file with the Commission and promptly notify the Participants in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (h) Advise the Participants in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders

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         earnings statements satisfying the provisions of Section 11(a) of the
         Securities Act, no later than 45 days after the end of any 12 month period (or 90 days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

                  (j) Not file any amendment or supplement to such Registration Statement or Prospectus to which a majority in interest of the Participants in such registration has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three business days prior to the filing thereof unless the Company shall have been advised by its counsel that such amendment is required under or is advisable in view of the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Securities by the Company or the Participants;

                  (k) Furnish to a single firm of counsel, initially Olshan Grundman Frome Rosenzweig & Wolosky LLP, or such other counsel thereafter designated by the Holders who hold a majority of the Registrable Securities being sold (the "Holder's Counsel"), and each underwriter of the securities being sold by such Holders, at least five days prior to the filing thereof, such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such counsel may reasonably request, in substantially the form in which they are proposed to be filed with the SEC, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holders;

                  (l) Enter into such agreements (including an underwriting agreement in a form reasonably acceptable to the Company and its counsel) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (m) In the event of an underwritten offering, use its best efforts to furnish to the Holders an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountant (in accordance with SAS 72), addressed to such Holders, in customary form and covering such matters of the type customarily covered by such opinions and "cold comfort" letters, in each case for the type of offering contemplated (i.e., underwritten or self-underwritten), as such Holders shall reasonably request;

                  (n) Make available for inspection by the Holders, by any other underwriter participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all reasonably pertinent financial and other records, reasonably pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors, employees and the independent public accountants who have audited its financial statements to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that each such Holder and each such representative of

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         such Holder, underwriter, attorney, accountant or agent must execute and deliver to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company agreeing to keep any such information and records concerning the Company confidential;

                  (o) Permit such Holders to participate in the preparation of such registration or comparable statement;

                  (p) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (q) At or prior to the effective date of the registration use commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System if the securities so qualify and if the Company does not then have similar securities listed on any national securities exchange; and

                  (r) In the case of an underwritten offering, enable the Registrable Securities to be in such denominations or such number of shares and registered in such names as the underwriters may request at least two business days prior to the sale of the Registrable Securities.

         8. Expenses of Registration. Except as provided in the following sentence, all expenses incident to the Company's performance of or compliance with the provisions of Sections 3, 4, 5, 6 and 7 of this Agreement (collectively, the "Registration Expenses") shall be borne by the Company, including, without limitation:

                  (a) All registration and filing fees (including expenses relating to filings with NASD Regulation, Inc.);

                  (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities), provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

                  (c) Printing, messenger, telephone and delivery expenses;

                  (d) Reasonable fees and disbursements of the Holders Counsel incurred in connection with reviewing or otherwise acting in connection with the Registration Statement; and

                  (e) Fees and disbursements of the Company's counsel and independent auditors.

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If the Holders request a Demand Registration pursuant to Section 3 of this
Agreement and thereafter voluntarily withdraw such request, the Holders shall bear the expenses of the Company referred to in the preceding sentence in connection with such request (and such request and any actions by the Company pursuant thereto shall not be counted as one of the Demand Registrations to which the Holders are entitled under this Agreement), unless, by notice to the Company, the Holders elect to have such request count as one of the Demand Registrations to which the Holders are entitled hereunder, in which case all of the Company's expenses in connection with such request shall be borne by the Company.

         Nothing in this Section 8 shall be deemed to require the Company to pay or bear any expenses of any Participant's transfer or other taxes or any underwriting discounts, selling commissions or similar fees of the Participants.

         9.       Indemnification and Contribution.

                  (a) Indemnification by the Company. Whenever, pursuant to
         Section 3, 4 or 5, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 9(b) hereof) indemnify and hold harmless each Participant in the registration, each of their officers, directors and employees, each underwriter of Registrable Securities, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Participant Indemnitees" and, individually, a "Participant Indemnitee"), against any losses, claims, damages or liabilities, including all actual legal or other expenses reasonably incurred by a Participant Indemnitee in connection with investigating or defending against such loss, claim, damage, liability or action, joint or several, to which such Participant Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, except as corrected by amendment or prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless any such statement or omission is based on written information provided by the Participant Indemnitee, or a representation of a Participant Indemnitee, that such Participant Indemnitee has requested be included in such Registration Statement or Prospectus.

                  (b) Indemnification by Participants. Each Participant (a "Participant Indemnitor") in such registration, severally but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other Person, if any, who controls the Company, within the meaning of the Securities Act, each underwriter of Registrable Securities and each Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Participant Indemnitor against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Participant Indemnitors may become subject

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         under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only if, and to the extent that, such statement or omission is based on written information provided by the Participant Indemnitor or a representation of a Participant Indemnitor, that such Participant Indemnitor, has requested be included in such Registration Statement or Prospectus, and will reimburse each Company Indemnitee and each other Participant Indemnitor for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the maximum amount of liability in respect of such indemnification (including, but not limited to, attorneys' fees and expenses) shall be limited, in the case of each Participant Indemnitor, to an amount equal to the net proceeds actually received by such Participant Indemnitor from the sale of Registrable Securities under such registration statement.

                  (c) Indemnification Procedures. Promptly after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 9(a) or 9(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnitees. For purposes of this Section 9 the terms "control," and "controlling person" have the meanings that they have under the Securities Act.

                  (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         10. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Commission Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

         11. No Interference. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to have registration rights superior to or in conflict with the registration rights of the Holders hereunder. The Company is not currently a party to any agreement granting registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived.

         12. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

         13. Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and Holders owning two-thirds of the issued and outstanding shares of Registrable Securities (or securities that are exercisable, convertible or exchangeable into Registrable Securities) (provided that no such amendment shall unfairly discriminate against a particular Holder relative to the other Holders). Any action taken by the Holders, as provided in this Section 11, shall bind all Holders.

         14. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

         15. Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery (which shall include delivery by responsible overnight carrier)to the party to be notified or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by written notice hereunder to the other parties, with a copy (which shall not constitute notice) to (i), if to the Company, Dorsey & Whitney LLP, Pillsbury Center South, 220 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Kenneth Cutler, Esq., and (ii) if to any Holder, Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, 16th Floor, New York, New York 10022-1170, Attention: David J. Adler, Esq.

         16. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         17. Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         18. Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

         19. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

          [COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.


                                      FIELDWORKS, INCORPORATED



                                      By: /s/ David G. Mell
                                          -------------------------------------
                                          David G. Mell
                                          President and Chief Executive Officer

                                          Address: 7631 Anagram Drive
                                                   Eden Prarie, MN 55344

          [COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

                                        PURCHASER:

                                        FWRKS ACQUISITION CORP.



                                        By: /s/  Pierre McMaster
                                            -----------------------------------
                                            Pierre McMaster
                                            President

                                            Address: Teknor Applicom Inc.
                                                     616 Cure-Boivin
                                                     Boisbriand, QC Canada
                                                     J7G 2A7